UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2012

HSN, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34061	26-2590893
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 HSN Drive, St. Petersburg, FL	33729
(Address of principal executive offices)	(Zip Code)

(727) 872-1000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On June 4, 2012, HSN, Inc., a Delaware corporation ("HSNi"), issued a notice of redemption pursuant to the Indenture governing its 11.25% Senior Notes due 2016 (the "Senior Notes") that it intends to redeem all of the outstanding Senior Notes on August 1, 2012 at a redemption price equal to 105.625% of the principal amount of the Senior Notes, plus accrued and unpaid interest thereon to the redemption date. A copy of HSNi's press release announcing the notice of redemption is furnished as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by this reference.

The information contained in this report, including Exhibit 99.1, shall not be deemed "filed" with the SEC nor incorporated by reference in any registration statement filed by HSNi under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release dated June 4, 2012

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HSN, Inc.
Date: June 4, 2012	By: /s/ JUDY A. SCHMELING Judy A. Schmeling Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated June 4, 2012